SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 18, 2001

EOP OPERATING LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Delaware	1-13625	36-4156801
(State or other jurisdiction	(Commission File Number)	(IRS Employer)
of incorporation)		(Identification Number)

2 North Riverside Plaza	60606

Suite 2100	(Zip Code)

Chicago, Illinois

(Address of principal executive

offices)

Registrant’s telephone number, including area code: (312) 466-3300

Not applicable
(Former name or former address, if changed since last report)

Item 5 – Other Events

      Attached as exhibits to this form are the documents listed below:

Exhibit	Document

1.1	Underwriting Agreement, dated July 11, 2001, by and among EOP

Operating Limited Partnership, Equity Office Properties Trust and

Banc of America Securities LLC, J.P. Morgan Securities Inc. and

Salomon Smith Barney Inc., as representatives of the several underwriters listed on Schedule A thereto

4.4	$500,000,000 7.000% Note due July 15, 2011

4.5	$500,000,000 7.000% Note due July 15, 2011

4.6	$100,000,000 7.000% Note due July 15, 2011

4.7	$300,000,000 7.875% Note due July 15, 2031

5.1	Opinion of Hogan & Hartson L.L.P. regarding the legality of the

Notes and the Guarantees

12.1	Statement of Computation of Earnings to Combined Fixed Charges and Preferred Distributions for Equity Office Properties Trust (Incorporated herein by reference to Exhibit 12.1 to the Registration Statement on From S-4 of Equity Office Properties Trust, Registration No. 333-57526).

12.2	Statement of Computation of Earnings to Combined Fixed Charges and Preferred Distributions for Spieker Properties, Inc. (Incorporated herein by reference to Exhibit 12.2 to the Registration Statement on Form S-4 of Equity Office Properties Trust, Registration No. 333-57526).

12.3	Statement of Computation of Earnings to Combined Fixed Charges and Preferred Distributions for EOP Operating Limited Partnership (Incorporated herein by reference to Exhibit 12.1 to the Registration Statement on Form S-4 of Equity Office Properties Trust and EOP Operating Limited Partnership, Registration No. 333-58488).

12.4	Statement of Computation of Earnings to Combined Fixed Charges and Preferred Distributions for Spieker Properties, L.P. (Incorporated herein by reference to Exhibit 12.2 to the Registration Statement on Form S-4 of Equity Office Properties Trust and EOP Operating Limited Partnership, Registration No. 333-58488).

23.1	Consent of Hogan & Hartson L.L.P. (included in Exhibit 5.1)

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EOP OPERATING LIMITED PARTNERSHIP

By: Equity Office Properties Trust, its general partner

Date:	July 18, 2001	By: /s/ STANLEY M. STEVENS

Stanley M. Stevens Executive Vice President, Chief Legal Counsel and Secretary

EXHIBIT INDEX

Exhibit	Document

1.1	Underwriting Agreement, dated July 11, 2001, by and among EOP

Operating Limited Partnership, Equity Office Properties Trust and

Banc of America Securities LLC, J.P. Morgan Securities Inc. and Salomon Smith Barney Inc., as representatives of the several underwriters listed on Schedule A thereto

4.4	$500,000,000 7.000% Note due July 15, 2011

4.5	$500,000,000 7.000% Note due July 15, 2011

4.6	$100,000,000 7.000% Note due July 15, 2011

4.7	$300,000,000 7.875% Note due July 15, 2031

5.1	Opinion of Hogan & Hartson L.L.P. regarding the legality of the

Notes and the Guarantees

12.1	Statement of Computation of Earnings to Combined Fixed Charges and Preferred Distributions for Equity Office Properties Trust (Incorporated herein by reference to Exhibit 12.1 to the Registration Statement on From S-4 of Equity Office Properties Trust, Registration No. 333-57526).

12.2	Statement of Computation of Earnings to Combined Fixed Charges and Preferred Distributions for Spieker Properties, Inc. (Incorporated herein by reference to Exhibit 12.2 to the Registration Statement on Form S-4 of Equity Office Properties Trust, Registration No. 333-57526).

12.3	Statement of Computation of Earnings to Combined Fixed Charges and Preferred Distributions for EOP Operating Limited Partnership (Incorporated herein by reference to Exhibit 12.1 to the Registration Statement on Form S-4 of Equity Office Properties Trust and EOP Operating Limited Partnership, Registration No. 333-58488).

12.4	Statement of Computation of Earnings to Combined Fixed Charges and Preferred Distributions for Spieker Properties, L.P. (Incorporated herein by reference to Exhibit 12.2 to the Registration Statement on Form S-4 of Equity Office Properties Trust and EOP Operating Limited Partnership, Registration No. 333-58488).

23.1	Consent of Hogan & Hartson L.L.P. (included in Exhibit 5.1)

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